Exhibit 99

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

§906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Elie S. Akilian, the President and Chief Executive Officer of Inet Technologies, Inc. (the “Company”), hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the aforementioned Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ Elie S. Akilian
President and Chief Executive Officer

April 28, 2003

A signed original of this written statement required by Section 906 has been provided to Inet Technologies, Inc. and will be retained by Inet Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

§906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Jeffrey A. Kupp, Vice President and Chief Financial Officer of Inet Technologies, Inc. (the “Company”), hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the aforementioned Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ Jeffrey A. Kupp
Vice President and Chief Financial Officer

April 28, 2003

A signed original of this written statement required by Section 906 has been provided to Inet Technologies, Inc. and will be retained by Inet Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.